Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [[***]], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL, AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXECUTION VERSION

AMENDMENT NO. 10 TO COMMERCIAL MANUFACTURING SERVICES AGREEMENT

This Amendment No. 10 to the Commercial Manufacturing Services Agreement (“Tenth Amendment”) is made, entered into and effective as of May 31, 2024 (the “Tenth Amendment Effective Date”) by and between ATARA BIOTHERAPEUTICS, INC., a Delaware corporation with offices at 2380 Conejo Spectrum Street, Suite 200, Thousand Oaks, CA 91320 (“Atara”); and CHARLES RIVER LABORATORIES, INC. (successor in interest to COGNATE BIOSERVICES INC.), a Delaware corporation with offices at 4600 East Shelby Drive, Suite 108, Memphis, TN 38118 (“Manufacturer”). Each of Atara and Manufacturer are referred to in this Tenth Amendment as a “Party” and together, the “Parties.” All capitalized terms used, but not otherwise defined herein, shall have the same meaning ascribed to them in the Commercial Services Agreement (as defined below).

BACKGROUND

WHEREAS, the Parties have entered into that certain Commercial Manufacturing Services Agreement, effective as of January 1, 2020 (as previously amended by that certain First Amendment, dated as of September 1, 2021; by that certain Second Amendment, dated as of May 25, 2022; by that certain Third Amendment, dated as of July 1, 2022 (the “Third Amendment”); by that certain Fourth Amendment, dated as of January 30, 2023; by that certain Fifth Amendment, dated as of September 27, 2023; by that certain Sixth Amendment, dated as of December 30, 2023; by that certain Seventh Amendment, dated as of January 31, 2024; by that certain Eighth Amendment, dated as of March 31, 2024 (the “Eighth Amendment”); and by that certain Ninth Amendment, dated as of April 30, 2024 (the “Ninth Amendment”), collectively, the “Commercial Services Agreement”), pursuant to which Atara engaged Manufacturer to perform certain commercial manufacturing services in relation to Atara’s products, as further described in individual work orders entered into thereunder;

WHEREAS, the Parties desire to amend the Commercial Services Agreement and certain Work Orders thereto as set forth in this Tenth Amendment; and

WHEREAS, Section 15.7 of the Commercial Services Agreement provides that the Commercial Services Agreement may only be modified by a writing signed by authorized representatives of each Party.

NOW, THEREFORE, the Parties desire, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Commercial Services Agreement as set forth in this Tenth Amendment as of the Tenth Amendment Effective Date.

1.
Section 14.1 of the Commercial Services Agreement is hereby deleted in its entirety and replaced as follows:

“14.1 Term. This Agreement will take effect as of the Effective Date and, unless earlier terminated pursuant to this Article 14, will expire on August 31, 2024 (the “Final Date” and such period between February 1, 2023 and the Final Date, the “Remaining Period”). Notwithstanding the termination or expiration of this Agreement, the terms and conditions of this Agreement shall continue to apply to any active or in progress Work Orders (including Delivery of the final Remaining Batches and any PBMC Batches ordered during the Remaining Period) until each such Work Order has been completed, expired or otherwise terminated in accordance with the terms herein or therein.”

2.
Exhibit A to the Ninth Amendment is hereby deleted in its entirety and replaced by Exhibit A to this Tenth Amendment.
3.
Exhibit B to the Eighth Amendment is hereby deleted in its entirety and replaced by Exhibit B to this Tenth Amendment.
4.
Sections 2 and 3 of Exhibit B to the Third Amendment are hereby deleted in their entirety and replaced by Exhibit C to this Tenth Amendment.

EXECUTION VERSION

5.
The Commercial Services Agreement is hereby amended by adding a new Section 8.9(a)(iii) as follows:

“(iii) as of May 31, 2024, Sections 2 and 3 of Schedule 1 to Work Order 1 under this Agreement, as amended by the Third Amendment, are hereby deleted in their entirety and replaced by Exhibit C to the Tenth Amendment, dated May 31, 2024.”

6.
The Commercial Services Agreement is hereby amended by deleting the last sentence of Section 8.9(b)(iii) in its entirety and replacing it as follows:

“The parties agree to negotiate in good faith a new commercial manufacturing agreement by [[***]] and if the parties are unable to finalize such new agreement prior to [[***]], the parties shall mutually agree upon an extension of the Remaining Period, which will include payment of applicable Suite Fees and new Batch commitments to ensure continuity of supply of Product until such new agreement is executed.”

7.
This Tenth Amendment is governed by and interpreted in accordance with the laws of the State of New York, U.S.A., without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Tenth Amendment. Except as specifically amended by this Tenth Amendment, the terms and conditions of the Commercial Services Agreement shall remain in full force and effect. This Tenth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except to the extent expressly provided herein, the Commercial Services Agreement, as amended by this Tenth Amendment, including all appendices, exhibits and schedules to each of the foregoing, together with all Work Orders executed by the Parties, constitute the entire agreement between the Parties relating to the subject matter of the Commercial Services Agreement and supersede all previous oral and written communications, including all previous agreements, between the Parties.

[SIGNATURE PAGE TO FOLLOW]

CONFIDENTIAL	2

EXECUTION VERSION

IN WITNESS WHEREOF, the undersigned have executed this Tenth Amendment as of the Tenth Amendment Effective Date.

ATARA BIOTHERAPEUTICS, INC.		CHARLES RIVER LABORATORIES, INC.

By:	/s/ Pascal Touchon	By:	/s/ Kerstin Dolph

Print Name:	Pascal Touchon	Print Name:	Kerstin Dolph

Title:	CEO	Title:	CSVP Global Biologics Testing Solutions

CONFIDENTIAL	3

EXHIBIT A

UPDATED PRODUCTION FORECAST STARTS

[[***]]

EXHIBIT B

SUITE FEES

[[***]]

EXHIBIT C

SECTIONS 2 AND 3 OF SCHEDULE 1 TO WORK ORDER 1

[[***]]